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As filed with the Securities and Exchange Commission on April 20, 2004

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
/ /    PRE-EFFECTIVE AMENDMENT NO.
/ /    POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (310) 201-4100

Kevin Frankel
c/o Ares Management LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
(310) 201-4100
(Name and Address of Agent for Service)

Copies of information to:

Michael A. Woronoff Proskauer Rose LLP 2049 Century Park East, 32nd Floor Los Angeles, CA 90067-3206 (310) 557-2900	Valerie Ford Jacob Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004-1980 (212) 859-8000

           Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box):

  /
  /    when declared effective pursuant to section 8(c).

If appropriate, check the following box:

  /
  /    This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

  /
  /    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock, $0.001 par value per share			$$450,000,000	$57,015

(1)
Includes the underwriters' over-allotment option.

(2)
Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

                THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated April 20, 2004

PROSPECTUS

                    Shares

Ares Capital Corporation

Common Stock

              Ares Capital Corporation is a newly organized closed-end, non-diversified management investment company incorporated in Maryland that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in first and second lien senior loans and mezzanine debt securities, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              We will be managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an independent Los Angeles based firm that manages investment funds that have over $4.6 billion of committed capital. Ares Technical Administration LLC will provide the administrative services necessary for us to operate.

              Because we are newly organized, our shares have no history of public trading. We intend to apply to have our common stock approved for quotation on The NASDAQ National Market under the symbol "ARCC."

              Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 10 of the prospectus.

              Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds, before expenses, to Ares Capital Corporation(1)	$	$

(1)
Before deducting expenses payable by us related to this offering, estimated at $            .

              The underwriters will reserve up to            shares for sale, directly or indirectly, to our directors and employees and certain other parties related to Ares Management LLC. The underwriters may also purchase up to an additional                        shares from us at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $                              , the total underwriting discount (sales load) will be $                              , and total proceeds, before expenses, will be $                  .

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              The shares will be ready for delivery on or about                        , 2004.

Merrill Lynch & Co.

The date of this prospectus is                        , 2004.

              You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

              This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation; "Ares Capital Management" or "investment adviser" refers to Ares Capital Management LLC; "Ares Administration" refers to Ares Technical Administration LLC; and "Ares" refers Ares Management LLC and its affiliated companies.

THE COMPANY

              Ares Capital is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "1940 Act." Ares Capital's investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We anticipate that we will primarily invest in first and second lien senior loans and long-term mezzanine debt securities. In some cases, we may also receive warrants or options in connection with our debt investments. We expect that these investments will initially range between $10 million and $30 million each, although the investment sizes may be more or less than the targeted range. We also anticipate, to a lesser extent, making equity investments in private middle market companies. These investments will generally be less than $10 million each. In this prospectus, we use the term "middle market" to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We believe that our investment adviser, Ares Capital Management, will be able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, we expect that the Ares investment platform will assist our investment adviser in analyzing, structuring and monitoring investments. The senior investment professionals of Ares have worked together for many years and have substantial experience in investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company will also have access to the Ares staff of approximately 30 investment professionals and to the 18 administrative professionals employed by Ares who will provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus will be to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt securities and, to a lesser extent, equity securities of private companies, we intend to invest up to 30% of the portfolio in opportunistic investments to enhance returns to stockholders. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt securities that are non-investment grade. We may also invest in debt securities of middle market companies located outside of the United States.

About Ares

              Ares is an independent Los Angeles based firm with 65 employees that manages investment funds that have approximately $4.6 billion of committed capital. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Upon completion of the offering Ares will be comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have $3.8 billion of committed capital, primarily focusing on syndicated senior secured loans, high yield bonds, distressed debt and other liquid fixed income investments. The Capital Markets Group focuses primarily on liquid fixed income debt securities and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group, upon completion of the offering, will manage the assets of Ares Capital. The Private Debt Group will focus primarily on non-syndicated first and second lien senior loans and mezzanine debt securities.

  •
  Private Equity Group. The Ares Private Equity Group manages the Ares Corporate Opportunities Fund, or "ACOF," which has $750 million of committed capital. ACOF generally makes private equity investments in middle market companies and in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              The senior principals at Ares have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital and diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, will be supported by Ares' team of approximately 30 investment professionals, primarily its 18 member Capital Markets Group. Ares Capital Management's investment committee will have five members, four of whom are founding partners of Ares. We expect that Ares Capital Management will hire additional investment professionals who will focus on origination, marketing, and monitoring of our investments, including one senior investment professional who will also serve on Ares Capital Management's investment committee. In addition, Ares Capital Management expects to leverage off of Ares' entire investment platform and benefit from the Ares investment professionals' significant capital markets, trading and research expertise developed through Ares industry analysts. Ares' industry analysts currently maintain research on over 600 companies. Ares funds have made investments in over 650 companies in 30 different industries and currently hold over 300 investments in 30 different industries. Of the 650 investments, 189 have included investments in senior secured loans and 461 have included investments in subordinated debt instruments, including high yield and mezzanine debt/equity securities.

              In order to further align Ares' interests with the interests of our stockholders, Ares will acquire                        shares of Ares Capital for an aggregate of $    million at the public offering price.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  Consolidation of senior lenders. Between January 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

  •
  Increase in demand for primary capital. A continuing preference for high-yield bond issues above $150 million and a lack of alternative financing sources have also resulted in a significant increase in demand for primary capital, resulting in higher rates of return with lower risk characteristics. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $159 million in 1992 to almost $275 million in 2003 and, in 2003, fewer than 8% of the high-yield issues raised less than $100 million.

  •
  Large pool of uninvested private equity capital. We also believe there is a large pool of uninvested private equity capital for middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity funds will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources. During the past five years, Ares has co-invested with more than 30 private equity and venture capital funds. Through these relationships and contacts, we anticipate that we will have access to investment opportunities.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $4.6 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. The senior principals of Ares believe Ares' current investment platform will provide a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Antony Ressler, Bennett Rosenthal, John Kissick and David Sachs are all founding partners of Ares who will serve on Ares Capital Management's investment committee. These professionals have an average of 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. Ares Capital Management, our investment adviser, will be supported by Ares' team of approximately 30 investment professionals, primarily its 18 member Capital Markets Group, as well as 18 administrative professionals. As a result of Ares' extensive investment experience, Ares and its senior partners have developed a strong reputation in the capital markets. We believe that this experience will afford Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we will benefit from this experience. Ares Capital Management will use Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We expect this network will enable us to attract well-positioned prospective portfolio company investments. In particular, Ares Capital Management will work closely with the Ares' Capital Markets Group investment professionals who oversee a portfolio of investments in over 300 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, Ares Capital Management intends to adopt Ares' long-standing, consistent investment approach that was developed over 12 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction will involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach will emphasize capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach will seek to reduce risk in investments by focusing on:

  •
  Businesses with strong franchises and sustainable competitive advantages;

  •
  Industries with positive long-term dynamics;

  •
  Cash flows that are dependable and predictable;

  •
  Management teams with demonstrated track records and economic incentives;

  •
  Rates of return commensurate with the perceived risks; and

  •
  Securities or investments that are structured with appropriate terms and covenants.

Extensive industry focus

              Ares Capital intends to concentrate its investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 650 companies in 30 industries. Ares' Capital Markets Group provides a large team of in-house analysts with significant expertise and relationships in industries in which we are likely to invest. The Capital Markets Group financial analysts maintain research on over 600 companies. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, as well as substantial information concerning these industries and potential trends within these industries. We expect that the in-depth coverage and experience of Ares' investment professionals in investing across these industries throughout various stages of the economic cycle will provide Ares Capital Management with access to ongoing market insights.

Flexible transaction structuring

              We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable Ares Capital Management to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

Co-investment opportunities

              We intend to co-invest with Ares funds when we believe it will be advantageous for Ares Capital to do so. As a BDC, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment or make any co-investments with Ares or its affiliates. Consequently, we intend to apply for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities will be managed by Ares Capital Management and supervised by our board of directors, a majority of whom will be independent of Ares and its affiliates. Ares Capital Management is a newly formed investment adviser that will be registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we will be required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. Federal Income Tax Considerations."

OUR CORPORATE INFORMATION

              Our executive and administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310)             .

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to Ares Capital Management.
Shares outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of proceeds
We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus. We anticipate that we will primarily invest in first and second lien senior loans and long-term mezzanine debt securities of U.S. middle market companies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 18 months, depending on the availability of appropriate investment opportunities that meet our investment objectives as well as prevailing market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Use of Proceeds."
Distributions	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.
Taxation
We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of assets legally available for distribution. See "Distributions."
Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

Proposed NASDAQ National Market symbol	"ARCC"
Trading at a Discount
Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Anti-takeover provisions
Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Stock."
Risk factors	See "Risk Factors" and other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Leverage
We expect to borrow funds in order to make additional investments. We expect to use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, does not exceed 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.
Management arrangements
Ares Capital Management will serve as our investment adviser. Ares Administration will serve as our administrator. For a description of Ares Capital Management, Ares Administration, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."
Available information
After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's Internet website at http://www.sec.gov.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00	%(4)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(5)
Interest payments on borrowed funds	None	(6)
Other expenses		%(7)

Total annual expenses (estimated)		%(4)(7)

(1)
The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $                  .

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
Our management fee is based on our gross assets and will be 1% until that date which is six months after the date of the closing of this offering; 1.5% until that date which is one year after the date of the closing of this offering and 2% thereafter. For the purposes of this table, we have assumed the highest base management fee rate payable under the investment advisory and management agreement. See "Management—Investment Advisory and Management Agreement" and footnote 5 below.

(5)
Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to 18 months and we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of our pre-incentive fee net investment income, subject to a 1.75% quarterly (7% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management—Investment Advisory and Management Agreement."

(6)
We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt. However, assuming (i) the highest base management fee rate payable under the investment advisory and management agreement, (ii) that we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and (iii) that the annual interest rate on the amount borrowed is 3%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	%
Other expenses	%

Total annual expenses (estimated)%
(7)
Includes estimated organizational expenses of $                              (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement. See "Management—Administration Agreement."

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

              While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

              Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

We are a new company with no operating history.

              We were incorporated in April 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. We anticipate that it may take us up to 18 months to invest substantially all of the net proceeds of this offering. However, it could take a longer time to invest substantially all of the net proceeds. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in first and second lien senior loans and mezzanine debt securities. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

Our investment adviser and its senior management have no experience managing a BDC.

              The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser's and its senior management's lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

              If we do not continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would decrease our operating flexibility.

The Company may not replicate Ares' historical success.

              Even though Ares Capital Management believes that its investment professionals' experience in connection with its private fund investment will be applicable to the investments on our behalf, our primary focus in making investments will differ from those of other private funds that are or have been managed by the Ares investment professionals. Further, investors in Ares Capital are not acquiring an interest in other Ares funds. While Ares Capital may consider potential co-investment participation in portfolio investments with other Ares funds, no investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals and partners.

              We will depend on the diligence, skill and network of business contacts of the senior management of Ares Capital Management, including the members of Ares Capital Management's investment committee. We will also depend, to a significant extent, on Ares Capital Management's access to the investment professionals and partners of Ares and the information and deal flow generated by the Ares investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of the senior management team of Ares Capital Management. In addition, we are dependent on Ares' ability to hire additional investment professionals, including one senior investment professional who will focus on origination, marketing, and monitoring of our investments and who will also serve on Ares Capital Management's investment committee. The failure to hire qualified persons or the departure of any of the senior managers of Ares Capital Management, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our ability to achieve our investment objectives. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' partners and investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis will be largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to us. The senior management team of Ares Capital Management will have substantial responsibilities in connection with their roles at Ares and with the other Ares funds as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies as principals of our administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, we and Ares Capital Management will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow will depend on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

We operate in a highly competitive market for investment opportunities.

              A number of entities will compete with us to make the types of investments that we plan to make in middle market companies. We will compete with other business development companies, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

              We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

              To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become or remain subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

              For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Ares Capital's overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

              Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

              We may issue debt securities or preferred stock and borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from maintaining our status as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Ares Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

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  We will be exposed to increased risk of loss if we incur debt to finance investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

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  It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

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  We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

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  Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We will be exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

              A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our securities at fair value more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

              We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Our executive officers and directors, and the partners and investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of other entities and affiliates of our adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each are and, following this offering, will continue to be, founding partners of Ares with significant responsibilities for other Ares funds. Mr. Ressler and Mr. Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF. Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF will be synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

              Moreover, we note that, other Ares funds have, and may from time to time in the future have, overlapping investment objectives with those of Ares Capital and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Ares Capital. As a result, the partners of Ares Capital Management will face conflicts in the allocation of investment opportunities to other Ares funds. Although Ares Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management. When the partners of Ares Capital Management identify an investment, they will be forced to choose which investment fund should make the investment.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment. However, we intend to apply for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with the funds managed by Ares. Assuming receipt of a favorable exemptive order from the SEC, we anticipate that, subject to certain terms and conditions, Ares funds may invest in the same portfolio companies as the Company due to similarities in certain of their investment strategies. Existing agreements of other Ares funds may currently or in the future impose certain limitations on our ability to co-invest with such funds. However, given the investment objectives of the Company, we do not believe that any such limitations will be material to our business.

              In the course of our investing activities, we will pay management and incentive fees to Ares Capital Management, and will reimburse Ares Capital Management for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Ares Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

              Ares Capital Management will receive a quarterly incentive fee based, in part, on our income, if any, for the immediately preceding calendar quarter. This incentive fee is only payable if our income exceeds a quarterly hurdle rate. To the extent we or Ares Capital Management are able to exert influence over our portfolio companies, the quarterly incentive fee may provide Ares Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              In addition, we will rent office space from Ares Administration, an affiliate of Ares Capital Management, and pay Ares Administration our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs.

              Ares Capital Management's management fee will be based on a percentage of our gross assets and Ares Capital Management may have conflicts of interest in connection with decisions that could affect the Company's gross assets, such as decisions as to whether to incur debt.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

              Pursuant to the investment advisory and management agreement, our investment adviser will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. In addition, the investment advisory and management agreement will further provide that our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Changes in laws or regulations governing our operations may adversely affect our business.

              We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

RISKS RELATED TO OUR INVESTMENTS

We have not yet identified any portfolio company investments.

              We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

We may not be able to invest the proceeds of this offering in portfolio companies in a timely manner.

              We estimate that it may take approximately 18 months for us to invest substantially all of the net proceeds of this offering, depending on the availability of appropriate investment opportunities and market conditions. However, it could take a longer time to invest substantially all the net proceeds. If we are unable to invest the proceeds of this offering in portfolio companies pursuant to our proposed timetable, this will affect our ability to pay dividends to our stockholders.

Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

              We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments may be risky, and you could lose all or part of your investment.

              We intend to invest in mezzanine debt securities. Mezzanine securities are typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We will invest in assets other than mezzanine investments including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks for our stockholders that could adversely affect our investment returns.

              In addition, investments in middle market companies involve a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

              When we invest in first and second lien senior loans or mezzanine debt securities, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

              We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of Ares Capital Management's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

              We may purchase common equity securities. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments.

              To the extent we invest in preferred securities, there are special risks associated with investing in preferred securities, including:

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  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

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  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

We generally will not control our portfolio companies.

              We will generally not control our portfolio companies even though we may have board representation and our debt agreements may contain restrictive covenants and certain veto rights. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree or the management of such companies, as holders of their equity, may take risks or otherwise act in ways that do not best serve our interests.

Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective.

              If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Distributions."

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

              The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

              We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

              We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Upon consummation of this offering, we will have                        shares of common stock outstanding (or                        shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of Ares Capital Management to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of                        shares of our common stock in this offering will be approximately $                              million (or approximately $                              million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $                              per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $                        payable by us.

              We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 18 months, depending on the availability of appropriate investment opportunities that meet our investment objectives as well as prevailing market conditions. We intend to invest primarily in first and second lien senior loans and mezzanine debt securities of middle market companies, each of which may include an equity component, and, to a lesser extent, in equity securities in such companies. In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments, including high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

              We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

              To maintain our RIC status, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

CAPITALIZATION

              The following table sets forth (1) our actual capitalization at                        , 2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $                              per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

As of , 2004
	Actual		As Adjusted (1)
(Amounts in thousands)
Assets:
Cash	$		$

Total assets	$		$

Stockholders' equity:
Common stock, par value $0.001 per share; common shares authorized, 100 common shares outstanding, actual; common shares outstanding, as adjusted		$0.0	$
Capital in excess of par value

Total stockholders' equity	$		$

(1)
Does not include the underwriter's over-allotment option of                        shares.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

OVERVIEW

              Ares Capital was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Revenues

              We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of first and second lien senior loans or mezzanine debt securities, to have a term of five to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest, to a lesser extent, in equity securities, which may, in some cases, include preferred stock that pays dividends on a current basis.

Expenses

              Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management—Investment Advisory and Management Agreement," and "—Administration Agreement." We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs.

Financial condition, liquidity and capital resources

              We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments in first and second lien senior loans or mezzanine debt securities or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $             million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See "Use of Proceeds."

DISTRIBUTION POLICY

              In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

CONTRACTUAL OBLIGATIONS

              We will enter into two contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which Ares Capital Management will agree to serve as our investment adviser; and the administration agreement, pursuant to which Ares Administration will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on Ares Capital's performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs. See "Management—Investment Advisory and Management Agreement," and "—Administration Agreement." Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other. Further, although our chief financial officer, general counsel, chief compliance officer and secretary and vice president of investor relations and treasurer will have certain duties to Ares Capital, they will also perform duties for other Ares related entities.

BUSINESS

GENERAL

              Ares Capital is a newly organized, closed-end management investment company that has filed an election to be treated as a BDC under the 1940 Act. Ares Capital's investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We anticipate that we will primarily invest in first and second lien senior loans and long-term mezzanine debt securities. In some cases, we may also receive warrants or options in connection with our debt investments. We expect that these investments will initially range between $10 million and $30 million each, although the investment sizes may be more or less than the targeted range. We also anticipate, to a lesser extent, making equity investments in private middle market companies. These investments will generally be less than $10 million each.

              We believe that our investment adviser, Ares Capital Management, will be able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, we expect that the Ares investment platform will assist our investment adviser in analyzing, structuring and monitoring investments. The senior investment professionals of Ares have worked together for many years and have substantial experience in investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company will also have access to the Ares staff of approximately 30 investment professionals and to the 18 administrative professionals employed by Ares who will provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus will be to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt securities and, to a lesser extent, equity securities of private companies, we intend to invest up to 30% of the portfolio in opportunistic investments to enhance returns to stockholders. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt securities that are non-investment grade. We may also invest in debt securities of middle market companies located outside of the United States.

About Ares

              Ares is an independent Los Angeles based firm with 65 employees that manages investment funds that have approximately $4.6 billion of committed capital. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Upon completion of the offering Ares will be comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have $3.8 billion of committed capital, primarily focusing on syndicated senior secured loans, high yield bonds, distressed debt and other liquid fixed income investments. The Capital Markets Group focuses primarily on liquid fixed income debt securities and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group, upon completion of the offering, will manage the assets of Ares Capital. The Private Debt Group will focus primarily on non-syndicated first and second lien senior loans and mezzanine debt securities.

  •
  Private Equity Group. The Ares Private Equity Group manages ACOF, which has $750 million of committed capital. ACOF generally makes private equity investments in middle market companies and in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              The senior principals at Ares have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital and diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, will be supported by Ares' team of approximately 30 investment professionals, primarily its 18 member Capital Markets Group. Ares Capital Management's investment committee will have five members, four of whom are founding partners of Ares. We expect that Ares Capital Management will hire additional investment professionals who will focus on origination, marketing, and monitoring of our investments, including one senior investment professional who will also serve on Ares Capital Management's investment committee. In addition, Ares Capital Management expects to leverage off of Ares' entire investment platform and benefit from the Ares investment professionals' significant capital markets, trading and research expertise developed through Ares industry analysts. Ares' industry analysts currently maintain research on over 600 companies. Ares funds have made investments in over 650 companies in 30 different industries and currently hold over 300 investments in 30 different industries. Of the 650 investments, 189 have included investments in senior secured loans and 461 have included investments in subordinated debt instruments, including high yield and mezzanine debt/equity securities.

              In order to further align Ares' interests with the interests of our stockholders, Ares will acquire                        shares of Ares Capital for an aggregate of $             million at the public offering price.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  Consolidation of senior lenders. Between January 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

  •
  Increase in demand for primary capital. A continuing preference for high-yield bond issues above $150 million and a lack of alternative financing sources have also resulted in a significant increase in demand for primary capital, resulting in higher rates of return with lower risk characteristics. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $159 million in 1992 to almost $275 million in 2003 and, in 2003, fewer than 8% of the high-yield issues raised less than $100 million.

  •
  Large pool of uninvested private equity capital. We also believe there is a large pool of uninvested private equity capital for middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity funds will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources. During the past five years, Ares has co-invested with more than 30 private equity and venture capital funds. Through these relationships and contacts, we anticipate that we will have access to investment opportunities.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $4.6 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. The senior principals of Ares believe Ares' current investment platform will provide a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Antony Ressler, Bennett Rosenthal, John Kissick and David Sachs are all founding partners of Ares who will serve on Ares Capital Management's investment committee. These professionals have an average of 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. Ares Capital Management, our investment adviser, will be supported by Ares' team of approximately 30 investment professionals, primarily its 18 member Capital Markets Group, as well as 18 administrative professionals. As a result of Ares' extensive investment experience, Ares and its senior partners have developed a strong reputation in the capital markets. We believe that this experience will afford Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we will benefit from this experience. Ares Capital Management will use Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We expect this network will enable us to attract well-positioned prospective portfolio company investments. In particular, Ares Capital Management will work closely with the Ares' Capital Markets Group investment professionals who oversee a portfolio of investments in over 300 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, Ares Capital Management intends to adopt Ares' long-standing, consistent investment approach that was developed over 12 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction will involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach will emphasize capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach will seek to reduce risk in investments by focusing on:

  •
  Businesses with strong franchises and sustainable competitive advantages;

  •
  Industries with positive long-term dynamics;

  •
  Cash flows that are dependable and predictable;

  •
  Management teams with demonstrated track records and economic incentives;

  •
  Rates of return commensurate with the perceived risks; and

  •
  Securities or investments that are structured with appropriate terms and covenants.

Extensive industry focus

              Ares Capital intends to concentrate its investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 650 companies in 30 industries. Ares' Capital Markets Group provides a large team of in-house analysts with significant expertise and relationships in industries in which we are likely to invest. The Capital Markets Group financial analysts maintain research on over 600 companies. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, as well as substantial information concerning these industries and potential trends within these industries. We expect that the in-depth coverage and experience of Ares' investment professionals in investing across these industries throughout various stages of the economic cycle will provide Ares Capital Management with access to ongoing market insights.

Flexible transaction structuring

              We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable Ares Capital Management to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

Co-investment opportunities

              We intend to co-invest with Ares funds when we believe it will be advantageous for Ares Capital to do so. As a BDC, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment or make any co-investments with Ares or its affiliates. Consequently, we intend to apply for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities will be managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is a newly formed investment adviser that will be registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we will be required to comply with certain regulatory requirements. For example, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment or make any co-investments with Ares or its affiliates. However, we intend to apply for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with funds managed by Ares. Assuming receipt of a favorable exemptive order from the SEC, we anticipate that, subject to certain terms and conditions, funds managed by Ares may co-invest in the same portfolio companies as the Company due to similarities in certain of their investment strategies. Such co-investments will be on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such Ares fund and certain other considerations.

              Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

              Ares Capital will seek to create a diversified portfolio that will include first and second lien senior loans and mezzanine debt securities by investing a range of $10 million to $30 million of capital, on average, although the investment sizes may be more or less. We also anticipate, to a lesser extent, making equity investments in private middle market companies. These investments will generally be less than $10 million each. We expect that our target portfolio over time will include both first and second lien senior loans and mezzanine debt securities, and, to a lesser extent, private equity securities. In addition to originating investments, we may acquire investments in the secondary market.

              Structurally, mezzanine debt securities usually rank subordinate in priority of payment to senior loans and are often unsecured. However, mezzanine debt securities rank senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt securities have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt securities generally earn a higher return than senior secured debt securities. The warrants associated with mezzanine debt securities are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt securities also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              We also intend, to a lesser extent, to make equity investments in private middle market companies. In making an investment, in addition to considering the factors discussed below under "Investment Selection," Ares also considers the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus will be to invest in first and second lien senior loans and mezzanine debt securities and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. Ares has a staff of 18 investment professionals who specialize in specific industries. We will generally seek to invest in companies from the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested.

  •
  Aerospace and Defense

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  Airlines

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  Broadcasting/Cable

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  Chemicals

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  Consumer Products

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  Energy

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  Environmental Services

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  Food and Beverage

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  Gaming

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  Health Care

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  Homebuilding

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  Lodging and Leisure

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  Metals/Mining

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  Paper and Forest Products

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  Retail

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  Supermarket and Drug

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  Technology

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  Wireless Telecom and Wireline Telecom

              However, we may invest in other industries if we are presented with attractive opportunities.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment. However, we intend to apply for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with funds managed by Ares. Assuming receipt of a favorable exemptive order from the SEC, we anticipate that, subject to certain terms and conditions, funds managed by Ares may co- invest in the same portfolio companies as the Company due to similarities in certain of their investment strategies. Such co-investments will be on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such Ares fund and certain other considerations.

              In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt securities that are non-investment grade. We also may invest in debt securities of middle market companies located outside of the United States.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 12 years and has remained consistent throughout a number of economic cycles. In managing the Company, Ares Capital Management will employ the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

              Ares Capital Management's investment philosophy and portfolio construction will involve:

  •
  an assessment of the overall macroeconomic environment and financial markets;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a strict sales discipline based on both market technicals and fundamental value-oriented research and diversification strategy. Ares Capital Management will follow a rigorous process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

              Ares Capital Management will seek to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on relative value of the security across the industry as well as for the specific issuer.

Intensive due diligence

              The process through which Ares Capital Management will make an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

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  meeting with management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management backgrounds and references;

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  performing a detailed review of historical financial performance and the quality of earnings;

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  visiting headquarters and company operations and meeting top and middle level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects (including Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

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  investigating legal risks and financial and accounting systems.

Selective investment process

              Ares Capital Management intends to employ Ares' credit recommendation process, which is focused on selectively narrowing investment opportunities through a robust and efficient process designed to identify the most attractive opportunities. Ares reviews and analyzes numerous investment opportunities on behalf of its funds to determine which investments should be consummated.

              After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior investment professional is in favor of the potential investment, then it is presented to the investment committee. Members of the investment committee have an average of 20 years of experience in the leveraged finance markets. The investment generally requires the substantial consensus of the investment committee. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

              Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure.

Debt investments

              We anticipate investing in portfolio companies in the form of first and second lien senior loans. We expect these loans generally to have terms of three to ten years and in some cases may provide for a portion of the interest payable to be in additional loan interests. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

              We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt securities. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt securities will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In the case of our first and second lien senior loans and mezzanine debt securities, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  incorporating "put" rights and call protection into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              In general, Ares Capital Management intends to include financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (i) maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; (ii) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (iii) debt incurrence prohibitions, limiting a company's ability to re-lever. In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity investments

              Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments will not be control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors, which may include an Ares fund, in which we are not the lead investor. With respect to preferred or common equity investments, we expect to make investments that will generally be less than $10 million each. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              Ares Capital Management will closely monitor each investment the Company makes, maintain a regular dialogue with both the management team and other stakeholders and require specifically tailored financial reporting. In addition, senior investment professionals of Ares may take board seats or board observation seats.

              Post-investment, in addition to covenants and other contractual rights, Ares will seek to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives. Ares often introduces managers of companies in which they have invested to other portfolio companies to capitalize on complementary business activities and best practices.

MANAGERIAL ASSISTANCE

              As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Ares Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

COMPETITION

              Our primary competitors to provide financing to middle market companies will include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We expect to use the industry information of Ares' investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior managers of Ares Capital Management and of the senior partners of Ares, will enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to our Business—We operate in a highly competitive market for investment opportunities."

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business will be provided by individuals who are employees of Ares Capital Management and Ares Administration, pursuant to the terms of the management agreement and the administration agreement. Each of our executive officers described under "Management" is a managing partner of our investment adviser and an employee of Ares Administration. Our day-to-day investment operations will be managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Ares Capital Management. We expect that Ares Capital Management will hire additional investment professionals who will focus on origination, marketing, and monitoring of our investments, including one senior investment professional who will also serve on Ares Capital Management's investment committee. See "Management—Investment Advisory and Management Agreement." In addition, we will reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs. See "Management—Administration Agreement."

PROPERTIES

              Our executive and administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310)                         . In conjunction with the management of Ares Capital, our investment adviser may lease additional office facilities in New York to facilitate origination and marketing activities for Ares Capital.

LEGAL PROCEEDINGS

              Neither we nor Ares Capital Management are currently subject to any material legal proceedings.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, three of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Antony P. Ressler	43	Co-Chairman and Director	2004	2007
Bennett Rosenthal	40	Co-Chairman and Director	2004	2006
Independent Directors
		Director	2004	2005
		Director	2004	2006
		Director	2004	2007

              The address for each director is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Executive officers who are not directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Daniel F. Nguyen	32	Chief Financial Officer
Kevin A. Frankel	42	General Counsel, Chief Compliance Officer and Secretary
Merritt S. Hooper	42	Vice President of Investor Relations and Treasurer

              The address for each executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Biographical information

Directors

              Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Interested directors

              Antony P. Ressler—Mr. Ressler founded Ares in 1997 and serves as a Partner in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Mr. Ressler also serves as an Investment Committee member on all Ares funds. Prior to that, he was a co-founder of Apollo Management, L.P. in 1990 where he oversaw and led capital markets activities from inception until 2002, focusing particularly on distressed and private equity investment opportunities originating as a result of day-to-day involvement in the capital markets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including: Allied Waste Industries, Inc. and Samsonite Corporation. Mr. Ressler also serves on the Board of Directors of Los Angeles County's Alliance for College Ready Public Schools, an operator of public charter schools, as well as the Board of Trustees of the Center for Early Education. Mr. Ressler is also one of the founding members of the Board of Directors of the Painted Turtle Camp, the Southern California chapter of The Hole in the Wall Gang Camps created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              Bennett Rosenthal—Mr. Rosenthal is a founding Partner of Ares and serves as a Partner in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Since 1998, Mr. Rosenthal has overseen all of Ares' mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring, and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. His transaction experience is both acquisition and non-acquisition related across a broad range of industries including retail, telecommunications, media, healthcare, financial services and consumer products. From 1986 until 1989, Mr. Rosenthal was an Associate in the Financial Institutions Group at Drexel Burnham Lambert. Mr. Rosenthal is a member of the following Boards of Directors: Douglas Dynamics, LLC and National Bedding Company LLC. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction.

Executive officers who are not directors

              Daniel F. Nguyen—Mr. Nguyen joined Ares in August 2000 and is currently its Chief Financial Officer. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Laventhal School of Accounting and received his MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a Certified Public Accountant.

              Kevin A. Frankel—Mr. Frankel joined Ares as General Counsel in April 2003. From 2000 to 2002, Mr. Frankel was with RiverOne, Inc., most recently as Senior Vice President—Business Development and General Counsel. From 1995 to 2000, Mr. Frankel was with Aurora National Life Assurance Company, most recently as Senior Vice President-Operations and General Counsel. From 1986-1995, Mr. Frankel was with the law firm of Irell & Manella, most recently as a partner, resident in its corporate securities group and specializing in mergers and acquisitions. Mr. Frankel received his JD in 1986 from the UCLA School of Law, where he was awarded a John M. Olin Fellowship in Law and Economics for academic achievement. He received his BA from UCLA in 1983.

              Merritt S. Hooper—Ms. Hooper is a co-founder of Ares and was associated with Lion Advisors, L.P. from 1991 to 1997 where Ms. Hooper worked as a senior credit analyst participating in both portfolio management and strategy. Ms. Hooper functions as a senior credit analyst in the Capital Markets Group and is also responsible for investor relations across all Ares funds. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Antony P. Ressler	43	Co-Chairman and Director of Company, Member of Investment Committee
Bennett Rosenthal	40	Co-Chairman and Director of Company, Member of Investment Committee
John Kissick	62	Member of Investment Committee
David Sachs	44	Member of Investment Committee

              There will be one additional member of Ares Capital Management's investment committee who we expect to be a senior investment professional hired by Ares Capital Management to focus on origination, execution and monitoring of our investments.

              The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Members of Ares Capital Management's investment committee who are not directors

              John Kissick—Mr. Kissick, is a founding Partner of Ares and serves as a Partner in Ares' Private Equity Group as well as a Senior Advisor to all funds in Ares' Capital Markets Group. Mr. Kissick also serves on the Investment Committee for the Ares Corporate Opportunities Fund. Mr. Kissick is also a co-founder of Apollo Management, L.P. Mr. Kissick has been associated with Apollo since inception and was a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors. L.P. from 1990 until 2002, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business, and the Fulfillment Fund which helps economically disadvantaged kids graduate from high school and college through mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              David Sachs—Mr. Sachs is a founding Partner of Ares Management and functions as Co-Portfolio Manager of the Capital Markets Group and serves as an Investment Committee member on all Ares funds. Since Ares' inception in 1997, Mr. Sachs has overseen and led Ares' high yield bond and leveraged loan investment activities. From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the mezzanine debt and private equity markets for middle market companies. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

              The members of the audit committee are                        , each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations.                        serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and corporate governance committee

              The members of the nominating and corporate governance committee are                        , each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations.                        serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Compensation committee

              We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION TABLE

              The following table shows information regarding the compensation expected to be received by the directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from Ares Capital(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Ares Capital paid to director
Independent directors
None
None
None
Interested directors
	None	None	None
	None	None	None

(1)
We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

              The independent directors will receive an annual fee of $                              . They will also receive $                              plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $                              plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $                              and each chairman of any other committee will receive an annual fee of $                              for their additional services in these capacities. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

              Ares Capital Management will serve as our investment adviser. Ares Capital Management is a newly formed investment adviser that will be registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Ares Capital.

Under the terms of an investment advisory and management agreement, Ares Capital Management will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  close and monitor the investments we make.

              Ares Capital Management's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

              Pursuant to the investment advisory and management agreement, we will pay Ares Capital Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

              The base management fee will be calculated at an annual rate of the following percentages of our gross assets as follows: (i) from the date of the closing of this offering until that date which is six months thereafter, at 1.00%; (ii) from that date which is six months after the date of the closing of this offering until that date which is one year after the date of the closing of this offering, at 1.50%; and (iii) at 2.00% theareafter. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

              The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay Ares Capital Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.55%

              Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.00%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	= 100 × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
= (100% × (2.00% - 1.75%)) + 0%
= 100% × 0.25%
= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.30%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	= 100 × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
= (100% × (2.1875% - 1.75%)) + (20% × (2.3% - 2.1875%))
= 0.4375% + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

(1)
Represents 7.0% annualized hurdle rate.

(2)
Represents 2.0% annualized management fee. Our management fee is based on our gross assets and will be 1% from the date of the closing of this offering until the date which is six months thereafter; 1.5% from the date which is six months from the closing of this offering until the date which is one year from the date of the closing of this offering; and 2% thereafter. For the purposes of this example, we have assumed the highest base management fee rate payable under the investment advisory and management agreement.

(3)
Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee(*):

Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation
Capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)
Year 1 incentive fee	=	20% × (0)
	=	0
	=	no incentive fee
Year 2 incentive fee	=	20% × (6% - 1%)
	=	20% × 5%
	=	1%

(*)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of our expenses

              All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Ares Capital Management. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs.

Duration and termination

              The investment advisory and management agreement will be approved by our board of directors on            , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk Factors—Risks Relating to our Business—We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals and partners."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

Organization of the investment adviser

              Ares Capital Management LLC is a newly formed Delaware limited liability company that will be registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Board approval of the Investment Advisory and Management Agreement

              Our board of directors will determine at a meeting to be held on            , 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the investment adviser or Ares Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of the investment adviser and its affiliates; (g) the investment adviser's practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers' provision of brokerage and research services to the investment adviser; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

              Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

              Pursuant to a separate administration agreement, Ares Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Ares Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, general counsel, chief compliance officer, vice president of investor relations and other officers and their respective staffs. Under the administration agreement, Ares Administration will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Administration's services under the administration agreement or otherwise as administrator for Ares Capital.

CERTAIN RELATIONSHIPS

              We will enter into an investment advisory and management agreement with Ares Capital Management, in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Ares Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Capital Management. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meet our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement, Ares Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Ares Capital Management, our investment adviser, is the sole member of and controls Ares Administration.

              We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment. However, we intend to apply for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with funds managed by Ares. Assuming receipt of a favorable exemptive order from the SEC, we anticipate that, subject to certain terms and conditions, funds managed by Ares may co-invest in the same portfolio companies as the Company due to similarities in certain of their investment strategies. Such co-investments will be on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such Ares fund and certain other considerations.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of stock outstanding. Ares will acquire                        shares of Ares Capital for an aggregate of $             million at the public offering price. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Ares Capital Management	Record and beneficial	100	100.0%			%
All officers and directors as a group ( persons)(2)	Record and beneficial	None	0.0%		*	%

*
Represents less than    %.

(1)
Assumes issuance of                        shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.

(2)
The address for all officers and directors is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

              The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Ares Capital(1)
Independent Directors

Interested Directors
Antony P. Ressler
Bennett Rosenthal

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions will then be documented and discussed with our senior management.

  •
  The audit committee of our board of directors will review these preliminary valuations. Where appropriate, the committee may utilize an independent valuation firm selected by the Board of Directors.

  •
  The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm.

              The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                        , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $            transaction fee plus a    ¢ per share brokerage commission from the proceeds.

              Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

              Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                         , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at                        or by calling the plan administrator's            at                         .

              The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                        or by telephone at                        .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

  •
  a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

              A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

    ELECTION TO BE TAXED AS A RIC

              As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, reduced by deductible expenses (the "Annual Distribution Requirement").

    TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

              In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

    •
    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

              Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Annual Distribution Requirement and would be taken into account for purposes of the 4% excise tax. See "Taxation as a RIC" above.

              Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, receivables, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying, dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

              We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance

Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See "Election to be Taxed as a RIC" above.

              The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

    TAXATION OF U.S. STOCKHOLDERS

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains, at a maximum rate of 15% in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

              Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

              A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

              We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends. However, the

Company's ordinary income dividends, but not capital gains dividends to corporate stockholders, may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year.

              We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

              Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

    TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

              Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

              Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

              If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

              Accordingly, investment in our shares may not be appropriate for a Non-U.S. stockholder.

              A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

    FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of                        shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we cannot assure you that a market for our shares will develop in the future. We intend to apply to have our common stock quoted on The NASDAQ National Market under the symbol "ARCC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Ares Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

              Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

              Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

              We are a BDC under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

              Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    •
    does not have any class of securities with respect to which a broker or dealer may extend margin credit;

    •
    is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

    •
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, it will delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

          Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

          Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

          Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

          Proposals Affecting Shareholder Rights:    We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

          Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

          Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

          Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

          Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

          Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

OTHER

              We will be periodically examined by the SEC for compliance with the 1940 Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Ares Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

              We and Ares Capital Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

              We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The Company and Ares intend to submit an application to the SEC to permit such co-investment because we believe that it will be advantageous for the Company to co-invest with funds managed by Ares where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. We believe that co-investment by the Company and funds managed by Ares will afford the Company the ability to achieve greater diversification and, together with Ares funds, the opportunity to exercise greater influence on the portfolio companies in which the Company and Ares funds invest together. Accordingly, the application will seek an exemptive order permitting the Company and funds managed by Ares to invest together in the same portfolio companies where such is consistent with investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. If the exemptive relief is granted, it is expected that the Company and any Ares fund will invest together in proportion to their respective amounts of capital available for investment where such is consistent with their respective investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. There is no assurance, however, that any such joint investments will in fact be in proportion to their respective amounts of capital available for investment. It is expected that exemptive relief permitting co-investment will be granted only upon the conditions, among others, that before a co-investment transaction is effected, Ares Capital Management will make a written investment presentation regarding the proposed co-investment to the independent directors of the Company and the independent directors of the Company will review Ares Capital Management's recommendation. It is expected that prior to committing to a co-investment, a "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent directors of the Company will conclude that (i) the terms of the proposed transaction are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company and its stockholders on the part of any person concerned; (ii) the transaction is consistent with the interests of the stockholders of the Company and is consistent with the investment objectives and policies of the Company; and (iii) the co-investment by any Ares fund would not disadvantage the Company in making its investment, maintaining its investment position, or disposing of such investment and that participation by the Company would not be on a basis different from or less advantageous than that of the affiliated co-investor. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that the Company will be permitted to co-invest with funds managed by Ares.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ National Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

              Upon completion of this offering,                         shares of our common stock will be outstanding, based on the number of shares outstanding on                        , 2004, assuming no exercise of the underwriters' over-allotment option. Of these shares,                        shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by                        . The address of the custodian is                        .                         will act as our transfer agent, dividend paying agent and registrar. The principal business address of                        is                         , telephone number: .

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Ares Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Ares Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Ares Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

              We intend to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as the representative of the underwriters named below. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Total

              The underwriters have agreed to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

              The representatives have advised us that the underwriters propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $                              per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $                      per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

              The following table shows the public offering price, underwriting discount (sales load) and proceeds before expenses to Ares Capital. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Underwriting discount (sales load)	$	$	$
Proceeds, before expenses, to Ares Capital	$	$	$

              The expenses of the offering, not including the underwriting discount, are estimated at $            and are payable by us.

Over-allotment Option

              We have granted an option to the underwriters to purchase up to                        additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Reserved Shares

              At our request, the underwriters have reserved for sale, at the initial public offering price, up to            shares offered by this prospectus for sale to some of our directors, officers, employees and related persons. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not orally confirmed for purchase within one day of the pricing of this offering will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.

No Sales of Similar Securities

              We, our executive officers and directors and Ares Capital Management have agreed, with exceptions, not to sell or transfer any common stock for 180 days after the date of this prospectus without first obtaining the written consent of Merrill Lynch. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

              This lockup provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Quotation on the NASDAQ National Market

              We intend to apply to have our common stock quoted on The NASDAQ National Market under the symbol "ARCC."

              Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations among us and the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

  •
  the history of, and the prospects for, our company and the industry in which we compete,

  •
  an assessment of our management and of our past and present operations,

  •
  our prospects for future earnings,

  •
  the present state of our development, and

  •
  various valuation measures of other companies engaged in activities similar to ours.

              An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

              The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

              Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

              If the underwriters create a short position in the common stock in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all of part of the over-allotment option described above. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher that in might be in the absence of such purchases.

              The representatives may also impose a penalty bid on underwriters and selling group members. This means that if the representatives purchase shares in the open market to reduce the underwriter's short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid may also affect the price of the shares in that it discourages resales of those shares.

              Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the representatives makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Internet Distribution

              Merrill Lynch will be facilitating Internet distribution for this offering to certain of its Internet subscription customers. Merrill Lynch intends to allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet Web site maintained by Merrill Lynch. Other than the prospectus in electronic format, the information on the Merrill Lynch Web site is not part of this prospectus.

Other Relationships

              Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with Ares. They have received customary fees and commissions for these transactions.

              The principal business address of Merrill Lynch is 4 World Financial Center, New York, New York 10080.

LEGAL MATTERS

              Certain legal matters regarding the securities offered by this prospectus will be passed upon for Ares Capital by Proskauer Rose LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP also represents Ares and Ares Capital Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

EXPERTS

                                      are the independent accountants of Ares Capital.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

              Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

F-1

              Through and including                        , 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    Shares

Ares Capital Corporation

Common Stock

PROSPECTUS

Merrill Lynch & Co.

                         , 2004

PART C

Other information

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

  The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

Statement of assets and liabilities, dated as of , 2004*	Page F-2
(2)
Exhibits

(a)	Articles of Incorporation
(b)(1)	Bylaws*
(c)	Not Applicable
(d)	Form of Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC*
(h)	Form of Underwriting Agreement among the Registrant, Ares Capital Management, L.P., Ares Capital Administration, LLC, and the other underwriters named therein*
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and *
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration LLC*
(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and *
(k)(3)	License Agreement between the Registrant and Ares Management LLC*
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)	Consent of independent accountants for Registrant*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*
To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

              The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee		$57,015
NASDAQ National Market Listing Fee	$	*
NASD filing fee		$30,500
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Miscellaneous fees and expenses	$	*

Total	$	*

*
To be filed by amendment.

              All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

              Immediately prior to this offering, Ares Capital Management LLC will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Ares Capital Management's share ownership is expected to represent less than 1% of the common stock outstanding.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock at April 20, 2004.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	1

ITEM 29. INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by

Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Technical Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Technical Administration LLC's services under the administration agreement or otherwise as administrator for the Company.

              The underwriters' agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-            ), and is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067;

  (2)
  the Transfer Agent;

  (3)
  the Custodian; and

  (4)
  the Adviser, Ares Capital Management LLC 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

ITEM 32. MANAGEMENT SERVICES

              Not Applicable.

ITEM 33. UNDERTAKINGS

              1.     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

              2.     The Registrant undertakes that:

                  (a)   For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (b)   For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on the 20th day of April, 2004.

ARES CAPITAL CORPORATION
By:	/s/ ANTONY P. RESSLER Antony P. Ressler Co-Chairman

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 20, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ ANTONY P. RESSLER Antony P. Ressler	Co-Chairman and Director (principal executive officer)
/s/ BENNETT ROSENTHAL Bennett Rosenthal	Co-Chairman and Director (principal executive officer)
/s/ DANIEL F. NGUYEN Daniel F. Nguyen	Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

(a)	Articles of Incorporation
(b)(1)	Bylaws*
(c)	Not Applicable
(d)	Form of Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Ares Capital Management, L.P.*
(h)	Form of Underwriting Agreement among the Registrant, Ares Capital Management LLC, Ares Technical Administration LLC, and the other underwriters named therein*
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and *
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration LLC*
(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and *
(k)(3)	License Agreement between the Registrant and Ares Management LLC*
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)	Consent of independent accountants for Registrant*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*
To be filed by amendment.

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
THE COMPANY
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  Co-investment opportunities
  OPERATING AND REGULATORY STRUCTURE
  OUR CORPORATE INFORMATION
THE OFFERING
FEES AND EXPENSES
  Example
RISK FACTORS
  RISKS RELATING TO OUR BUSINESS
  We are a new company with no operating history.
  Our investment adviser and its senior management have no experience managing a BDC.
  Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
  The Company may not replicate Ares' historical success.
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals and partners.
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.
  Our ability to grow will depend on our ability to raise capital.
  We operate in a highly competitive market for investment opportunities.
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.
  If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.
  We will be exposed to risks associated with changes in interest rates.
  Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
  The lack of liquidity in our investments may adversely affect our business.
  We may experience fluctuations in our quarterly results.
  There are significant potential conflicts of interest that could impact our investment returns.
  We may be obligated to pay our manager incentive compensation even if we incur a loss.
  Changes in laws or regulations governing our operations may adversely affect our business.
  RISKS RELATED TO OUR INVESTMENTS
  We have not yet identified any portfolio company investments.
  We may not be able to invest the proceeds of this offering in portfolio companies in a timely manner.
  Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
  Our investments may be risky, and you could lose all or part of your investment.
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
  Investments in equity securities involve a substantial degree of risk.
  We generally will not control our portfolio companies.
  Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.
  Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.
  RISKS RELATING TO THIS OFFERING
  There is a risk that you may not receive dividends or that our dividends may not grow over time.
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
  Investing in our shares may involve an above average degree of risk.
  The market price of our common stock may fluctuate significantly.
  We may allocate the net proceeds from this offering in ways with which you may not agree.
  Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
DISTRIBUTIONS
CAPITALIZATION
DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS
  OVERVIEW
  Revenues
  Expenses
  Financial condition, liquidity and capital resources
  DISTRIBUTION POLICY
  CONTRACTUAL OBLIGATIONS
BUSINESS
  GENERAL
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  Co-investment opportunities
  OPERATING AND REGULATORY STRUCTURE
  INVESTMENTS
  INVESTMENT SELECTION
  Intensive due diligence
  Selective investment process
  Investment structure
  ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES
  MANAGERIAL ASSISTANCE
  COMPETITION
  STAFFING
  PROPERTIES
  LEGAL PROCEEDINGS
MANAGEMENT
  EXECUTIVE OFFICERS AND BOARD OF DIRECTORS
  Directors
  Executive officers who are not directors
  Biographical information
  Independent directors
  Interested directors
  Executive officers who are not directors
  INVESTMENT COMMITTEE
  Members of Ares Capital Management's investment committee who are not directors
  COMMITTEES OF THE BOARD OF DIRECTORS
  Audit committee
  Nominating and corporate governance committee
  Compensation committee
  COMPENSATION TABLE
  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
  Management services
  Management fee
  Examples of Quarterly Incentive Fee Calculation
  Example 1: Income Related Portion of Incentive Fee(*)
  Alternative 1
  Alternative 2
  Alternative 3
  Example 2: Capital Gains Portion of Incentive Fee(*)
  Payment of our expenses
  Duration and termination
  Indemnification
  Organization of the investment adviser
  Board approval of the Investment Advisory and Management Agreement
  ADMINISTRATION AGREEMENT
  Indemnification
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR STOCK
  STOCK
  Common Stock
  Preferred Stock
  LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES
  PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS
  Classified board of directors
  Election of directors
  Number of directors; vacancies; removal
  Action by stockholders
  Advance notice provisions for stockholder nominations and stockholder proposals
  Calling of special meetings of stockholders
  Approval of extraordinary corporate action; amendment of charter and bylaws
  No appraisal rights
  Control share acquisitions
  Business combinations
  Conflict with 1940 Act
REGULATION
  QUALIFYING ASSETS
  MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES
  TEMPORARY INVESTMENTS
  SENIOR SECURITIES
  CODE OF ETHICS
  PROXY VOTING POLICIES AND PROCEDURES
  OTHER
  Co-investment
  Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Regulations
SHARES ELIGIBLE FOR FUTURE SALE
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
UNDERWRITING
  Commissions and Discounts
  Quotation on the NASDAQ National Market
  Other Relationships
LEGAL MATTERS
EXPERTS
AVAILABLE INFORMATION
FINANCIAL STATEMENTS
PART C Other information
SIGNATURES
EXHIBIT INDEX